SUPPLEMENT DATED JUNE 23, 2025 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Real Estate Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information, as amended to date, of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
Effective June 27, 2025, James Cowen will no longer serve as a Portfolio Manager of the Fund. At that time, all references to Mr. Cowen will be deemed to be removed from the Fund’s Summary Prospectus, Statutory Prospectus and, with respect to the Fund only, Statement of Additional Information.
Additionally, effective June 27, 2025, all references to Invesco Asset Management Limited will be deemed to be removed from the Fund’s Summary Prospectus and Statutory Prospectus.
REA-SUMSTATSAI-SUP 060925